SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)


Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           | |


Check the appropriate box:
| |   Preliminary Proxy Statement
| | Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to ss.240.14a-12


                                   CCMI Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (check the appropriate box):
| |     No fee required.
| |     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
                  ______________________________________________________________

         2) Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

         4) Proposed maximum aggregate value of transaction:
                  ______________________________________________________________

         5) Total fee paid:
                  ______________________________________________________________



| |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
                  ______________________________________________________________

         2) Form, Schedule or Registration Statement No.:
                  ______________________________________________________________

         3) Filing Party:
                  ______________________________________________________________

         4) Date Filed:
                  ______________________________________________________________

                                   CCMI FUNDS


           431 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, INDIANA 46204




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 30, 2004



Dear Shareholders:

         The Board of Trustees of CCMI Funds (the "Trust") has called a special meeting of shareholders (the "Special Meeting") of the CCMI Equity Fund, the CCMI Bond Fund and the CCMI Tax-Exempt North Carolina Bond Fund, each a series of the Trust, to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204, on December 30, 2004 at 10:00 a.m., Eastern Time, for the following purposes:

                  1. Approval of a new investment advisory agreement between the Trust and Commerce Capital Management, Inc.

                  2. Approval of a new investment advisory agreement between the Trust and Trusco Capital Management, Inc.

                  3. Transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

         Shareholders of record at the close of business on Monday, November 29, 2004 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.



                                                Order of the Board of Trustees

                                                /s/ Freddie Jacobs, Jr.

                                                Freddie Jacobs, Jr.

                                                Secretary

                                                December 9, 2004





                             YOUR VOTE IS IMPORTANT


TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                   CCMI Funds


           431 North Pennsylvania Street, Indianapolis, Indiana 46204




                                 PROXY STATEMENT




                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 30, 2004



                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CCMI Funds (the "Trust") on behalf of the CCMI Equity Fund, the CCMI Bond Fund and the CCMI Tax-Exempt North Carolina Bond Fund (each a "Fund" and collectively, the "Funds") for use at a Special Meeting of Shareholders (the "Special Meeting"), to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana, 46204, on December 30, 2004 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of the Special Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about December 13, 2004.

         Commerce Capital Management, Inc. ("CCM") currently serves as the Funds' investment adviser. CCM previously was a wholly-owned subsidiary of National Commerce Financial Corporation. On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation (the "Acquisition"). As a result of the Acquisition, CCM will be dissolved and cease operations as an investment manager (the "Dissolution"). The Dissolution is expected to occur on or about December 31, 2004. Accordingly, CCM will no longer be able to serve as investment adviser to the Funds. Shareholders are, therefore, being asked to approve (i) a new investment advisory agreement between the Trust and CCM, and (ii) a new investment advisory agreement between the Trust and Trusco Capital Management, Inc. ("Trusco"), a registered investment adviser and direct wholly-owned subsidiary of SunTrust. If approved, Trusco will serve as investment adviser to the Funds beginning on or about December 30, 2004.

         A copy of the Trust's most recent annual report for the fiscal year ended May 31, 2004, is available at no charge by sending a written request to the Trust's transfer agent, Unified Fund Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 800- 386-3111.

BACKGROUND

         Commerce Capital Management, Inc. ("CCM") currently serves as the Funds' investment adviser. Prior to October 1, 2004, CCM was a wholly-owned subsidiary of National Commerce Financial Corporation. On October 1, 2004, SunTrust Banks, Inc. ("SunTrust") acquired all of the outstanding shares of National Commerce Financial Corporation (the "Acquisition").

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an advisory agreement automatically terminates in the event of its assignment. The Acquisition resulted in a "change in control" of National Commerce Financial Corporation and CCM, its wholly-owned subsidiary, and caused the "assignment" and resulting termination of the advisory agreement between the Trust and CCM.

         On September 13, 2004, the Board of Trustees of the Trust approved an interim investment advisory agreement (the "Interim Advisory Agreement") between the Trust and CCM. The Interim Advisory Agreement took effect on October 1, 2004 following the change of control of CCM. The purpose of the Interim Advisory Agreement is to allow CCM to continue managing the Funds assets until shareholders approve a new investment advisory agreement for the Funds. On September 13, 2004 the Board also approved a new investment advisory contract ("New CCM Advisory Agreement") for the Funds with CCM, subject to shareholder approval. As a result, the shareholders of the Funds are being asked approve the New CCM Advisory Agreement. The primary purpose of this proposal is to allow CCM to receive compensation for investment advisory services performed on behalf of each Fund under the Interim Advisory Agreement between October 1, 2004 and December 30, 2004.

         None of the Trustees of the Trust is an interested person of the CCM, and the composition of the Board of Trustees will remain unchanged as long as each Fund is a series of the Trust. In addition, the advisory fees payable under the New CCM Advisory Agreement are unchanged from those paid under the Old Advisory Agreement.

         The Board of Trustees is recommending that the shareholders of each Fund approve the New CCM Advisory Agreement. On September 13, 2004, the Trustees and the Trustees who are not "interested persons" (the "Independent Trustees"), as such term is defined in the 1940 Act, by unanimous votes approved the New CCM Advisory Agreement. In accordance with the 1940 Act, this matter is being submitted to the shareholders of each Fund for their approval.

          As a result of the Acquisition, CCM will be dissolved and cease operations as an investment adviser and will, therefore, be unable to continue serving as investment adviser to the Funds. The Dissolution is expected to occur on or about December 31, 2004. On November 17, 2004 and December 13, 2004 the Board, subject to shareholder approval, approved the appointment of Trusco Capital Management, Inc. ("Trusco"), a registered investment adviser and wholly-owned subsidiary of SunTrust, as the investment adviser to the Funds, and approved a new investment advisory agreement (the "New Advisory Agreement") between the Trust and Trusco. Accordingly, shareholders are now being asked to approve the New Advisory Agreement.

         The Board of Trustees of the Trust has determined that it is in the best interests of the Trust to retain Trusco as investment adviser to each Fund going forward. Therefore, the Board of Trustees is recommending that the shareholders of each Fund approve the New Advisory Agreement. On November 17, 2004 and December 13, 2004, the Independent Trustees, by unanimous votes approved the New Advisory Agreement. In accordance with the 1940 Act, this matter is being submitted to the shareholders of each Fund for their approval.

         Until October 1, 2004, CCM served as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and CCM dated May 10, 2001 (the "Old Advisory Agreement"). The Old Advisory Agreement was approved by shareholders of each Fund upon commencement of operations of each Fund.

         Under the terms of the Old Advisory Agreement, CCM was required to provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation, disposition and reinvestment of each Fund's assets. Each Fund paid or caused to be paid all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence.

         The Old Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the contract on the part of CCM, CCM shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

         As compensation for its advisory services, the CCMI Equity Fund and the CCMI Bond Fund were obligated to pay CCM a fee accrued and paid daily at an annual rate of 0.85% and 0.60%, respectively, of each Fund's average daily net assets. The CCMI Tax-Exempt North Carolina Bond Fund was obligated to pay CCM a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of its average daily net assets.

         The following table provides information regarding the fees earned by CCM under the Old Advisory Agreement for the fiscal year ended May 31, 2004:

------------------------------------- -------------------------- ------------------------- --------------------------
                                                                   Fee Waiver/Expense
CCMI Fund                                    Fees Earned              Reimbursement             Net Fees to CCM
------------------------------------- -------------------------- ------------------------- --------------------------
CCMI Equity Fund                      $893,368                   $295,933                  $597,435
------------------------------------- -------------------------- ------------------------- --------------------------
CCMI Bond Fund                        $689,835                   $249,794                  $440,041
------------------------------------- -------------------------- ------------------------- --------------------------
CCMI Tax-Exempt North Carolina Bond   $ 41,015                   $ 15,637                  $ 25,378
   Fund 1
------------------------------------- -------------------------- ------------------------- --------------------------

1 For the period January 8, 2004 (commencement of operations) through May 31, 2004.

         CCM serves as investment adviser of each Fund pursuant to the Interim Advisory Agreement, which terminates 150 days after the date of the change in control (October 1, 2004) or upon approval of the New CCM Advisory Agreement by shareholders of the Funds, if earlier. Under the Interim Advisory Agreement, all fees are placed in an escrow account pending approval of the New CCM Advisory Agreement by shareholders. If shareholders of a Fund do not approve the New CCM Advisory Agreement, CCM will be paid the lesser of the costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account for the Fund, plus interest earned.

 PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST
             AND COMMERCE CAPITAL MANAGEMENT, INC.

The New CCM Advisory Agreement

         At a meeting on September 13, 2004, the Board of Trustees approved the New CCM Advisory Agreement for the Funds, subject in each case to approval by the shareholders of the respective Fund. The New CCM Advisory Agreement is identical in all material respects to the Old Advisory Agreement, with the exception of technical amendments arising from changes in the date of its execution, effectiveness and termination. Under the terms of the New CCM Advisory Agreement, CCM provides investment research and supervision of the investments of each of the Funds and conducts a continuous program of investment evaluation, disposition and reinvestment of each Fund's assets.

         The New CCM Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of CCM, CCM shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. The New CCM Advisory Agreement may be terminated as to any Fund at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by CCM. The New CCM Advisory Agreement automatically and immediately terminates in the event of an assignment (as defined in the Investment Company
Act). The Trustees intend that the New CCM Advisory Agreement remain in effect only until the effective date of the New Advisory Agreement, which is anticipated to be on or about December 30, 2004.

         The New CCM Advisory Agreement is attached as Exhibit 1. You should read the New CCM Advisory Agreement. The description in this Proxy Statement of the New CCM Advisory Agreement is only a summary.

Information Concerning CCM

         The names, addresses and principal occupations of the principal executive officer and directors of CCM are set forth below:

---------------------------------- -------------------------------------- --------------------------------------------
Name and Address                             Position with CCM                       Principal Occupation
---------------------------------- -------------------------------------- --------------------------------------------
Robert P. Langell                  Chief Executive Office and Chairman    Chief Executive Officer, Commerce Capital
850 Ridgelake Boulevard, #101,     of the Board of Directors              Management, Inc.
Memphis, TN 38120
---------------------------------- -------------------------------------- --------------------------------------------
R. Grattan Brown Jr.               Director                                Attorney, Glankler Brown PLLC 850 Ridgelake
Boulevard, #101,
Memphis, TN 38120
---------------------------------- -------------------------------------- --------------------------------------------
Susan Craft                        Director                               Attorney, SunTrust Banks, Inc.
850 Ridgelake Boulevard, #101,
Memphis, TN 38120
---------------------------------- -------------------------------------- --------------------------------------------
Les Edwards                        Director                               Senior Vice President - Wealth Management,
850 Ridgelake Boulevard, #101,                                            SunTrust Banks, Inc.
Memphis, TN 38120
---------------------------------- -------------------------------------- --------------------------------------------
David Popwell                      Director                               Executive Vice President, SunTrust Banks,
850 Ridgelake Boulevard, #101,                                            Inc.
Memphis, TN 38120
---------------------------------- -------------------------------------- --------------------------------------------
Chris Ward                         Director                               Senior Vice President - Trust Division
850 Ridgelake Boulevard, #101,                                            Manager, SunTrust Banks, Inc.
Memphis, TN 38120
---------------------------------- -------------------------------------- --------------------------------------------

         The following persons own 10% or more of CCM.

-------------------------------------------------- ---------------------------------- --------------------------------
                      Name                                      Address                          Ownership
-------------------------------------------------- ---------------------------------- --------------------------------
SunTrust Banks, Inc.                               303 Peachtree Street, N.E.,                     100%
                                                   Atlanta, GA 30308
-------------------------------------------------- ---------------------------------- --------------------------------

Evaluation By The Board Of Trustees.

         At a meeting on September 13, 2004, the Board of Trustees determined that continuity and efficiency of portfolio investment advisory services after the change of control of CCM could best be assured by approving the New CCM Advisory Agreement. In addition, in order for CCM to receive the full fees specified in the Interim Advisory Agreement for services performed on the Funds' behalf from October 1, 2004 through December 30, 2004, shareholders must approve the New CCM Advisory Agreement. The Board believed that the New CCM Advisory Agreement would enable the Funds to continue to obtain investment advisory services of high quality at costs that it deems appropriate and reasonable and that approval of the New CCM Advisory Agreement was in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, evaluated the New CCM Advisory Agreement with CCM for the Funds and the benefit to the Funds of retaining CCM as the investment manager pending shareholder approval of the New Advisory Agreement.

         The Board discussed the nature, extent, and quality of the services to be provided by CCM under the New CCM Advisory Agreement. As to the nature and extent of the services, the Trustees considered the services required of CCM under the contract and concluded that the requirements were reasonable and consistent with the Board's expectations for an investment adviser. As to the quality of the services, the Board considered the level of service provided by CCM under the Old Advisory Agreement. The Board discussed CCM's practices for monitoring the Funds' compliance with applicable regulations, CCM's quarterly reporting to the Board, performance of the Funds and other relevant matters. Officers of CCM advised the Board that there would be no changes in CCM personnel that are associated with or provide services to the Funds. The Board concluded that CCM would have adequate resources to provide high quality advisory services to the Funds, and that the acquisition of CCM by SunTrust could result in additional resources to CCM that would benefit the Funds.

         The Board also discussed the investment performance of the Funds. The Trustees reviewed information regarding the performance of each Fund as of June 30, 2004 compared to other mutual funds with similar investment strategies and comparable asset levels. It was the consensus of the Board members that the Funds had performed reasonably well relative to their peers. The Board considered the cost of the services to be provided by CCM, reviewing the total expense ratios after reimbursement by CCM, of each Fund. They reviewed information regarding each Fund's management fee compared to its respective mutual fund peer group.

         The Board also reviewed information regarding the financial condition of CCM and SunTrust and reviewed material provided by CCM regarding fees charged by CCM for separate account clients. In light of the significant additional expense necessary to act as investment adviser to a mutual fund, the Board concluded that the fees charged by CCM were reasonable in relationship to the fees charged by CCM to individual accounts with significant asset levels. The Board viewed as significant CCM's continued willingness to waive a portion of its fees in order to reduce total Fund expenses.

         As a result of their considerations, the Board of Trustees concluded that the fees to be charged by CCM were reasonable and determined that the New CCM Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New CCM Advisory Agreement and voted to recommend it to shareholders for approval.

                                        THE  BOARD OF TRUSTEES OF THE TRUST,
                                        INCLUDING THE INDEPENDENT TRUSTEES,
                                        UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                                        VOTE "FOR" APPROVAL OF THE NEW CCM
                                        ADVISORY AGREEMENT.


 PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
             TRUSCO CAPITAL MANAGEMENT, INC.


The New Advisory Agreement

         The Trust's Board of Trustees, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement at meetings of the Board of Trustees held on November 17, 2004 and December 13, 2004. The New Advisory Agreement will become effective as to each Fund upon approval by its shareholders. The New Advisory Agreement is identical in all material respects to the Old and Interim Advisory Agreements, with the exception of technical amendments arising from changes in: (i) the date of its execution, effectiveness and termination; and (ii) the parties.

         The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (i) the Board of Trustees, or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Trusco (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by Trusco. The New Advisory Agreement automatically and immediately terminates in the event of an assignment (as defined in the 1940 Act).

         The New Advisory Agreement is attached as Exhibit2. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information About Trusco

                  Trusco is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The principal business address of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. In addition to providing advisory services to the STI Classic Funds and the STI Classic Variable Trust, Trusco provides investment management and advisory services to individual and institutional clients. As of September 30, 2004, Trusco had discretionary management authority with respect to approximately $51.3 billion of assets under management.

     Set forth below are the names and principal occupations of the directors and the principal executive officer of Trusco:

---------------------------------- -------------------------------------- --------------------------------------------
Name and Address                           Position with Trusco                      Principal Occupation
---------------------------------- -------------------------------------- --------------------------------------------
Douglas S. Phillips                Director, President and Chief          President and Chief Executive Officer,
50 Hurt Plaza                      Executive Officer                      Trusco Capital Management, Inc.
Atlanta, Georgia 30303
---------------------------------- -------------------------------------- --------------------------------------------
James M. Wells                     Director                               Vice Chairman, SunTrust Banks, Inc.
303 Peachtree Street
Atlanta, Georgia 30302
---------------------------------- -------------------------------------- --------------------------------------------
Paul L. Robertson, III             Director, Executive Vice President     Executive Vice President and Secretary,
50 Hurt Plaza                      and Secretary                          Trusco Capital Management, Inc.
Atlanta, Georgia 30303
---------------------------------- -------------------------------------- --------------------------------------------
William H. Rogers                  Director                               Executive Vice President, Head of Private
303 Peachtree Street                                                      Client Services, SunTrust Banks, Inc.
Atlanta, Georgia 30302
---------------------------------- -------------------------------------- --------------------------------------------

                  Trusco serves as investment adviser to the following U.S. registered investment company portfolios of STI Classic Funds, which have similar investment objectives to the Funds. The portfolios' approximate net assets as of May 31, 2004, and the annual advisory fees payable by the portfolio to Trusco are as follows:

---------------------------------- ----------------------------------------- ------------------------------------------
                                                                                      Approximate Net Assets/
CCMI Fund                                      Similar Fund(s)                   Advisory Fee Rate of Similar Fund
---------------------------------- ----------------------------------------- ------------------------------------------
CCMI Equity Fund                   Growth & Income Fund                                 $926,372,000/0.90%
---------------------------------- ----------------------------------------- ------------------------------------------
CCMI Bond Fund                     Investment Grade Bond Fund                           $633,935,000/0.74%
---------------------------------- ----------------------------------------- ------------------------------------------
CCMI Tax-Exempt North Carolina     Florida Tax-Exempt Bond Fund                         $190,923,000/0.65%
  Bond Fund                        Georgia Tax-Exempt Bond Fund                         $114,199,000/0.65%
                                   Maryland Municipal Bond Fund                          $48,632,000/0.65%
                                   Virginia Municipal Bond Fund                          $53,343,000/0.65%
---------------------------------- ----------------------------------------- ------------------------------------------

         The Trustees of the Trust, including all of the Independent Trustees, approved the selection of Trusco as investment adviser to the Funds and the form of the New Advisory Agreement at Board meetings held on November 17, 2004 and December 13, 2004. The Trustees based their approval on information provided on behalf of Trusco at the November meeting, including an overview of Trusco, a description of the firm's investment professionals, array of services and client list, a review of the portfolio managers Trusco proposed to use for each Fund and the performance of comparable mutual funds managed by each portfolio manager. Trusco described its investment strategy and performance for clients similar to each Fund, as well as its compliance systems and procedures for securing best execution on Fund trades. The Trustees also reviewed information on the financial condition of Trusco, and reviewed and discussed the soft dollar benefits that may accrue to Trusco as a result of trading for the CCMI Equity Fund.

         The Trustees met with representatives of Trusco and considered information about key personnel, investment philosophy and process, and performance track record, among other factors. The representatives of Trusco, in response to questions of the Trustees, indicated that the advisory fees would remain unchanged from current levels and that the current levels of fee waiver and/or expense reimbursement would continue if Trusco is approved as investment adviser. They emphasized that Trusco, with significantly greater internal legal, compliance, trading, systems, financial and other resources, could enhance the quality of services to each Fund's shareholders. They also pointed out that over recent periods, the comparable mutual fund managed by Trusco had outperformed the corresponding CCMI Fund in the case of the CCMI Equity Fund and the CCMI Bond Fund, and that the performance of Trusco managed state tax-exempt bond funds was reasonably good relative to their peers. The Trustees acknowledged that they had concluded that the current advisory fee levels, with fee waivers/expense reimbursements, were reasonable in their consideration of the Old Advisory Agreement.

         In determining to recommend that the shareholders approve the New Advisory Agreement with Trusco, the Trustees carefully evaluated the investing experience of Trusco's key personnel and the quality of services that Trusco can be expected to provide to each Fund, including (1) the excellent relative performance of Trusco; (2) the nature and quality of the services expected to be rendered to the Funds by Trusco; (3) the history, reputation, qualification and background of Trusco's personnel and its financial condition; (4) Trusco's practices for monitoring the Fund's compliance with applicable regulations; (5) the advisory fee and expense ratios of comparable Trusco mutual fund clients; and (6) other factors deemed relevant. The Trustees viewed as significant that the advisory fees to be paid to Trusco by each Fund under the New Advisory Agreement would be at the same rate as the advisory fees payable to CCM under the Old Advisory Agreement, and that Trusco has committed to continue the voluntary waivers and/or expense reimbursements through the end of the fiscal year.

         The Board discussed the nature, extent, and quality of the services to be provided by Trusco under the New Advisory Agreement and concluded that the requirements were reasonable and consistent with the Board's expectations for an investment adviser. The Board further concluded that Trusco would have adequate, if not additional, resources to provide high quality advisory services to the Funds. The Board also viewed as significant Trusco's willingness to waive a portion of its fees in order to reduce total Fund expenses.

         As a result of their considerations, the Board of Trustees determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.



                                        THE  BOARD OF TRUSTEES OF THE TRUST,
                                        INCLUDING THE INDEPENDENT TRUSTEES,
                                        UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                                        VOTE "FOR" APPROVAL OF THE NEW CCM
                                        ADVISORY AGREEMENT.




                                OTHER INFORMATION

Operation of the Funds

         The Funds are diversified series of CCMI Funds, an open-end management investment company organized as a Massachusetts business trust on December 11, 1991. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Commerce Capital Management, Inc., 850 Ridgelake Boulevard, #101, Memphis, TN 38120, as its investment adviser. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, has been retained to manage the Trust's business affairs and provide the Trust with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust also retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Fund's shares.

The Proxy

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Special Meeting. A proxy for voting your shares at the Special Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement between the Trust and Trusco and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by
(1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting.

Voting Securities and Voting

The close of business on Monday, November 29, 2004 is the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, the following shares of beneficial interest of each Fund were issued and outstanding:

------------------------------------------------------------ -------------------------------------
CCMI Fund                                                                             Shares
------------------------------------------------------------ -------------------------------------
CCMI Equity Fund                                                                 7,201,191.284
------------------------------------------------------------ -------------------------------------
CCMI Bond Fund                                                                  10,686,598.760
------------------------------------------------------------ -------------------------------------
CCMI Tax-Exempt North Carolina Bond Fund                                         4,140,828.794
------------------------------------------------------------ -------------------------------------

         Only shareholders of record on the Record Date are entitled to vote at the Special Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting. The presence, in person or by proxy, of the holders of at least one half of the aggregate number of shares of a Fund entitled to vote is necessary to constitute a quorum for the Fund at the Special Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement as to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.


         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Special Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management

     As a group, the officers and Trustees of the Trust own less than 1% of the outstanding Shares of the Fund

Security Ownership of Certain Beneficial Owners

            The following list indicates the ownership by shareholders who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of the Fund on the Record Date:

-------------------------------- ---------------------------------- ---------------------------- ---------------------
                                                                                                     Percentage of
                                  Name and Address of Beneficial       Amount and Nature of       Outstanding Shares
         Name of Fund                          Owner                         Ownership               of the Fund
-------------------------------- ---------------------------------- ---------------------------- ---------------------
       CCMI Equity Fund          Central Carolina Bank & Trust           Record Ownership/              90.18%

                                 Post Office Box 30010
                                 Durham, NC 27702                      6,493,862.8330 shares
-------------------------------- ---------------------------------- ---------------------------- ---------------------

                                 First Mercantile Trust                  Record Ownership/
                                 57 Germantown Ct, Suite 400,           573.062.0050 shares             7.96%
                                 Cordova, TN  38018
-------------------------------- ---------------------------------- ---------------------------- ---------------------

                                 Central Carolina Bank & Trust           Record Ownership/
        CCMI Bond Fund           Post Office Box 30010 Durham, NC     10,654,120.7650 shares            99.70%
                                 27702
-------------------------------- ---------------------------------- ---------------------------- ---------------------

CCMI Tax-Exempt North Carolina   Central Carolina Bank & Trust           Record Ownership/
           Bond Fund             Post Office Box 30010 Durham, NC      4,140,828.7940 shares           100.00%
                                 27702
-------------------------------- ---------------------------------- ---------------------------- ---------------------

         As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Shareholder Proposals

         The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Freddie Jacobs, Jr., Secretary, Ameriprime Funds, 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

Cost of Solicitation

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by Trusco. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Trusco will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Trusco may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

         The Trust's Board of Trustees knows of no other matters to be presented at the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 800-386-3111, or write the Trust's transfer agent, Unified Fund Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.



                                              BY ORDER OF THE BOARD OF TRUSTEES


                                              /s/ Freddie Jacobs, Jr.

                                              Freddie Jacobs, Jr.

                                              Secretary

                                              December 9, 2004





                    Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope.

                                                                      Exhibit 1

                                   CCMI Funds

                          INVESTMENT ADVISORY CONTRACT


         This Contract is made this ____ day of _________, 2004, between Commerce Capital Management, Inc., an investment adviser having its principal place of business in Memphis, Tennessee (the "Adviser"), and CCMI Funds, a Massachusetts business trust having its principal place of business in Indianapolis, Indiana (the "Trust").

         WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

         WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                  The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

                      Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

                      Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and filing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds and shares ("Shares") of the Funds under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

                      Each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

                      The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

                      The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds or classes thereof) to the extent the expenses of any Fund or a class thereof exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

                      This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

                      Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

                      This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment.
Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

                      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

                      This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

                      The Trust and CCMI hereby acknowledge that the Trust may disclose shareholder nonpublic personal information
("NPI") to CCMI as agent of the Trust and solely in furtherance of fulfilling CCMI's contractual obligations under the Agreement in the ordinary course of business to support the Trust and its shareholders.

         CCMI hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.248.15, or in connection with joint marketing arrangements that the Trusts may establish with CCMI in accordance with the limited exception set forth in 17 CFR ss.248.13.

         CCMI further represents and warrants that, in accordance with 17 CFR ss.248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

1. insure the security and confidentiality of records and NPI of Trust customers,

2. protect against any anticipated threats or hazards to the security or integrity of Trust customer records and NPI, and

3. protect against unauthorized access to or use of such Trust customer records or NPI that could result in substantial harm or inconvenience to any Trust customer.

         CCMI may redisclose ss.248.13 NPI only to: (a) the Trust and affiliated persons of the Trust ("Trust Affiliates"); (b) affiliated persons of CCMI ("CCMI Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with CCMI or the Trust ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which CCMI received the information in the first instance; and (d) a Nonaffiliated Third Party under CCMI and joint marketing exception (ss.248.13), provided CCMI enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Trust disclosed the information in the first instance.

         CCMI may redisclose ss.248.14 NPI and ss. 248.15 NPI to: (a) the Trust and Trust Affiliates; (b) CCMI Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Trust might lawfully have disclosed NPI directly.

         CCMI is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

                  Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

                      This Contract shall be construed in accordance with and governed by the laws of the State of Indiana.

                      This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

COMMERCE CAPITAL MANAGEMENT, INC.

By:      __________________________________________

Name:    __________________________________________

Title:   __________________________________________





CCMI FUNDS

By:      __________________________________________

Name:    __________________________________________

Title:   __________________________________________

                                    EXHIBIT A

                                CCMI Equity Fund


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..85 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .85 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

                                    EXHIBIT B

                                 CCMI Bond Fund


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..60 of 1% of the average daily net assets of the Fund.

         The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .60 of 1% applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

                                    EXHIBIT C

                    CCMI Tax-Exempt North Carolina Bond Fund


         For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.


         The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund. The advisory fee so accrued shall be paid to Adviser monthly.

                                                                     Exhibit 2



                                   CCMI FUNDS

                          INVESTMENT ADVISORY AGREEMENT



         This Agreement is made this ____ day of _________, 2004, between Trusco Capital Management, Inc., an investment adviser having its principal place of business in Atlanta, Georgia (the "Adviser"), and CCMI Funds (the "Trust"), a Massachusetts business trust having its principal place of business in Indianapolis, Indiana.



         WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the U.S. Securities and Exchange Commission (the "SEC"); and



         WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.



         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:



                  1. The Trust hereby appoints the Adviser as investment adviser for each of the portfolios (each a "Fund" and collectively, the "Funds") of the Trust which executes an exhibit to this Agreement, and the Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, the Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.



                  2. The Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the registration statement and exhibits as may be on file with the Securities and Exchange Commission.



                  3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and filing its registration statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds and shares ("Shares") of the Funds under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to current shareholders; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.



                  4. Each of the Funds shall pay to the Adviser, for all services rendered to such Fund by the Adviser hereunder, the fees set forth in the exhibits attached hereto.



                  5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.



                  6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds or classes thereof) to the extent the expenses of any Fund or a class thereof exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.



                  7. This Agreement shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Agreement) for two years from the date of this Agreement set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) the Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Agreement will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.



                  8. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the shareholders of that Fund on sixty (60) days' written notice to the Adviser.



                  9. This Agreement may not be assigned by the Adviser and shall automatically terminate in the event of any assignment. The Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.



                  10. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of the Adviser, the Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.



                  11. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.



                  12. The Trust and the Adviser hereby acknowledge that the Trust may disclose shareholder nonpublic personal information ("NPI") to the Adviser as agent of the Trust and solely in furtherance of fulfilling the Adviser's contractual obligations under the Agreement in the ordinary course of business to support the Trust and its shareholders.



         The Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.248.15, or in connection with joint marketing arrangements that the Trust may establish with the Adviser in accordance with the limited exception set forth in 17 CFR ss.248.13.



         The Adviser further represents and warrants that, in accordance with 17 CFR ss.248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:



| | insure the security and confidentiality of records and NPI of Trust customers,



| | protect against any anticipated threats or hazards to the security or integrity of Trust customer records and NPI, and



| | protect against unauthorized access to or use of such Trust customer records or NPI that could result in substantial harm or inconvenience to any Trust customer.



         The Adviser may redisclose ss.248.13 NPI only to: (a) the Trust and affiliated persons of the Trust ("Trust Affiliates"); (b) affiliated persons of the Adviser ("Adviser Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Adviser or the Trust ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Adviser received the information in the first instance; and (d) a Nonaffiliated Third Party under the Adviser and joint marketing exception (ss.248.13), provided the Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Trust disclosed the information in the first instance.



         The Adviser may redisclose ss.248.14 NPI and ss. 248.15 NPI to: (a) the Trust and Trust Affiliates; (b) Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and
(c) a Nonaffiliated Third Party to whom the Trust might lawfully have disclosed NPI directly.



         The Adviser is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Funds in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.



                  13. The Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and the Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.



                  14. This Agreement shall be construed in accordance with and governed by the laws of the State of Indiana.



                  15. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.







TRUSCO CAPITAL MANAGEMENT, INC.

By:      __________________________________________

Name:    __________________________________________

Title:   __________________________________________





CCMI FUNDS

By:      __________________________________________

Name:    __________________________________________

Title:   __________________________________________

                                    EXHIBIT A



                                CCMI EQUITY FUND



         For all services rendered by the Adviser hereunder, the above-named Fund of the Trust shall pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85 of 1% of the average daily net assets of the Fund.



         The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.



         [The advisory fee so accrued shall be paid to the Adviser daily.]

                                    EXHIBIT B



                                 CCMI BOND FUND



         For all services rendered by the Adviser hereunder, the above-named Fund of the Trust shall pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.



         The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.



         [The advisory fee so accrued shall be paid to the Adviser daily.]

                                    EXHIBIT C



                    CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND



         For all services rendered by the Adviser hereunder, the above-named Fund of the Trust shall pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.40 of 1% of the average daily net assets of the Fund.



         The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.40 of 1% applied to the daily net assets of the Fund.



          The advisory fee so accrued shall be paid to the Adviser monthly.

PROXY

                                   CCMI Funds



                         SPECIAL MEETING OF SHAREHOLDERS



                                December 30, 2004



         The undersigned shareholder of the CCMI Equity Fund (the "Fund"), a series of CCMI Funds (the "Trust"), hereby nominates, constitutes and appoints Freddie Jacobs, Jr. and Kathy Lain, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on December 30, 2004 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

  1. Approval of the new Investment Advisory Agreement between the Trust and Commerce Capital Management, Inc.

     | | FOR                  | | AGAINST                  | | ABSTAIN



  2. Approval of the new Investment Advisory Agreement between the Trust and Trusco Capital Management, Inc.

     | | FOR                  | | AGAINST                  | | ABSTAIN



         The Board of Trustees recommends a vote "FOR" the proposal. The proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the Special Meeting, this proxy shall be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

DATED: ________, 2004
                           --------------------------------------------------
                                                   (Signature of Shareholder)


                           (Please date this proxy and sign your name as it
                            appears at the left. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)



This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

PROXY

                                   CCMI Funds



                         SPECIAL MEETING OF SHAREHOLDERS



                                December 30, 2004



         The undersigned shareholder of the CCMI Bond Fund (the "Fund"), a series of CCMI Funds (the "Trust"), hereby nominates, constitutes and appoints Freddie Jacobs, Jr. and Kathy Lain, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on December 30, 2004 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

  1. Approval of the new Investment Advisory Agreement between the Trust and Commerce Capital Management, Inc.

     | | FOR                 | | AGAINST               | | ABSTAIN



  2. Approval of the new Investment Advisory Agreement between the Trust and Trusco Capital Management, Inc.

     | | FOR                 | | AGAINST               | | ABSTAIN



         The Board of Trustees recommends a vote "FOR" on the proposal. The proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the Special Meeting, this proxy shall be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any.



DATED: ________, 2004
                           --------------------------------------------------
                                                   (Signature of Shareholder)


                           (Please date this proxy and sign your name as it
                            appears at the left. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)


This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

PROXY

                                   CCMI Funds



                         SPECIAL MEETING OF SHAREHOLDERS



                                December 30, 2004



         The undersigned shareholder of the CCMI Tax-Exempt North Carolina Bond Fund (the "Fund"), a series of CCMI Funds (the "Trust"), hereby nominates, constitutes and appoints Freddie Jacobs, Jr. and Kathy Lain, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held at the principal offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on December 30, 2004 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

  1. Approval of the new Investment Advisory Agreement between the Trust and Commerce Capital Management, Inc.

     | | FOR                 | | AGAINST               | | ABSTAIN



  2. Approval of the new Investment Advisory Agreement between the Trust and Trusco Capital Management, Inc.

    | | FOR                 | | AGAINST               | | ABSTAIN



         The Board of Trustees recommends a vote "FOR" on the proposal. The proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the Special Meeting, this proxy shall be voted in the discretion of the proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

DATED:________, 2004
                                      ---------------------------------------
                                      (Signature of Shareholder)


                           (Please date this proxy and sign your name as it
                            appears at the left. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)



This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.